UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 26, 2000



                           CREDITRISKMONITOR.COM, INC.
             (Exact name of registrant as specified in its charter)



      NEVADA                         1-8601                     36-2972588
  (State or other                 (Commission                 (IRS Employer
   jurisdiction of                File Number)              Identification No.)
   incorporation)



       110 Jericho Turnpike, Suite 202, Floral Park, NY          11001-2019
           (Address of principal executive offices)              (Zip Code)



       Registrant's telephone number, including area code: (516) 620-5400

Item 4. Changes in Registrant's Certifying Accountant.

     Effective October 26, 2000, the Company engaged Arthur Andersen LLP ("Arthur Andersen") as its independent accountants to audit its financial statements for the year ending December 31, 2000. Arthur Andersen replaces Clifton Gunderson L.L.C. who resigned on August 30, 2000.

Item 7. Financial Statements and Exhibits

                  (c) Exhibits.

                     99.   Press release dated October 26, 2000.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                    CREDITRISKMONITOR.COM, INC.



                                    By: /s/  Lawrence Fensterstock
                                        ---------------------------
                                             Lawrence Fensterstock
                                             Chief Financial Officer


DATE: October 27, 2000